TAXATION	12 Months Ended
Dec. 31, 2022
TAXATION
TAXATION

18. TAXATION

Income tax

Current income tax is recorded in accordance with the laws of the relevant tax jurisdictions.

The Group applies the assets and liabilities method of income taxes in accordance of ASC 740-“Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are provided based on temporary differences arising between the tax bases of assets and liabilities and financial statements, using enacted tax rates that will be in effect in the period in which the differences are expected to reverse.

Deferred tax assets are recognized to the extent that such assets are more-likely-than-not to be realized. In making such a determination, the Group considers all positive and negative evidence, including results of recent operations and expected reversals of taxable income. Valuation allowances are established to offset deferred tax assets if it is considered more-likely-than-not that amount of the deferred tax assets will not be realized.

Uncertain tax positions

The Group accounts for uncertainty in income taxes recognized in the consolidated financial statements by applying the two-step approach to determine the amount of the benefit to be recorded. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more-likely-than-not that the position will be sustained, including resolution of related appeals or litigation processes. If the tax positions meet the “more-likely-than-not” recognition threshold, the second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. The Group classifies interest and penalties related to income tax matters, if any, as income tax expense.

The Group did not have any significant interest or penalties associated with tax positions for the years ended December 31, 2020, 2021 and 2022. The Group did not have any significant unrecognized uncertain tax positions for the years ended December 31, 2020, 2021 and 2022.

Cayman Islands

The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains or appreciation and there is no taxation in the nature of inheritance or estate duty. There are no other taxes likely to be material to the Group levied by the government of the Cayman Islands except for stamp duties which may be applicable on instruments executed in or brought within the jurisdiction of the Cayman Islands. In addition, the Cayman Islands does not impose withholding tax on dividend payments.

British Virgin Islands

The Group’s subsidiaries incorporated in the British Virgin Islands are not subject to income or capital gains tax under the current laws of the British Virgin Islands. In addition, payment of dividends by the British Virgin Islands subsidiaries to their respective shareholders who are not resident in the British Virgin Islands, if any, is not subject to withholding tax in the British Virgin Islands.

Hong Kong

Hong Kong income tax rate is two-tiered profits tax regime, under which the tax rate is 8.25% or assessable profits on the first HK dollar 2 million and 16.5% or any assessable profits in excess of HK dollar 2 million. Hong Kong profits tax was provided for the assessable profit that was subject to Hong Kong profits tax during the years ended December 31, 2020, 2021 and 2022. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong to the Group are not subject to any Hong Kong withholding tax.

18. TAXATION (CONTINUED)

China

On March 16, 2007, the National People’s Congress of PRC enacted a new Corporate Income Tax Law (“new CIT law”), under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to corporate income tax at a uniform rate of 25%. The new CIT law became effective on January 1, 2008. Under the new CIT law, preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “high and new technology enterprises” or “small and micro businesses”.

Beike Zhaofang has been entitled to an exemption from income tax for the first two years and 50% reduction for the next three years from its first profitable year as a “software enterprise.” It also qualified as a “high and new technology enterprise” and had a preferential income tax rate of 15% from 2016 to 2018 and 2020 to 2022. The privileges cannot be applied simultaneously. Beike Zhaofang applied the privilege of “software enterprise” and was exempted from income tax in 2016 and 2017, and had a preferential income tax rate of 12.5% from 2018 to 2020. Beike Zhaofang applied the privilege of “high and new technology enterprise” and had a preferential income tax rate of 15% from 2021 to 2022.

Beijing Beikeshidai Network Technology Co., Ltd. (“Beikeshidai”) has been entitled to an exemption from income tax for the first two years and 50% reduction for the next three years from its first profitable year as a “software enterprise.” It also qualified as a “high and new technology enterprise” and had a preferential income tax rate of 15% from 2019 to 2021. The privileges cannot be applied simultaneously. Beikeshidai applied the privilege of “high and new technology enterprise” and had a preferential income tax rate of 15% from 2019 to 2020. Beikeshidai applied the privilege of “software enterprise” and was exempted from income tax from 2021 to 2022, and is entitled to a preferential income tax rate of 12.5% from 2023 to 2025.

Certain enterprises benefit from a preferential tax rate of 15% under the EIT Law if they are located in applicable PRC regions as specified in the Catalogue of Encouraged Industries in Western Regions (initially effective through the end of 2010 and further extended to 2030), or the Western Regions Catalogue, subject to certain general restrictions described in the EIT Law and the related regulations. Six, six and six entities in the Group for the years ended December 31, 2020, 2021 and 2022, respectively, were qualified as the enterprises within the Catalogue of Encouraged Industry in the Western Region and had a 15% preferential income tax rate.

The Group’s other PRC subsidiaries, consolidated VIEs (inclusive of VIEs’ subsidiaries) are subject to the statutory income tax rate of 25%.

18. TAXATION (CONTINUED)

According to the relevant laws and regulations in the PRC, enterprises engaging in research and development activities were entitled to claim 150% of their research and development expenses so incurred as tax deductible expenses when determining their assessable profits for that year (the “R&D Deduction”). The State Taxation Administration of the PRC announced in September 2018 that enterprises engaging in research and development activities would be entitled to claim 175% of their research and development expenses as R&D Deduction from January 1, 2018 to December 31, 2023.

The components of income (loss) before tax for the years ended December 31, 2020, 2021 and 2022, are as follows:

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB

	(in thousands)
Income (loss) before income tax expense
Income from China operations	6,302,358	2,484,608	2,936,269
Loss from non‑China operations	(1,915,239)	(1,343,882)	(2,643,979)
Total income before income tax expense	4,387,119	1,140,726	292,290

Income tax expense from China operations
Current income tax expense	1,891,723	1,759,725	1,275,779
Deferred tax (benefit)/expense	(359,429)	(169,673)	237,615
Income tax expense from China operations	1,532,294	1,590,052	1,513,394
Income tax expense from non‑China operations	76,502	75,440	176,180
Total income tax expense	1,608,796	1,665,492	1,689,574

For the years ended December 31, 2020, 2021 and 2022, loss from non-China operations are resulted from (i) share-based compensation expenses amounting to RMB2,252.6 million, RMB1,538.3 million and RMB2,425.2 million, respectively; (ii) amortization of the advertising and traffic resources and consumption of other marketing and cloud services provided by Tencent amounting to RMB175.7 million, RMB10.4 million and nil, respectively; and (iii) gains from investment in wealth management products amounting to RMB226.9 million, RMB502.4 million and RMB192.4 million, respectively.

18. TAXATION (CONTINUED)

The income tax expense (benefit) applicable to the Group’s operations for the years ended December 31, 2020, 2021 and 2022, differs from the amount computed by applying the PRC statutory income tax rate of 25% to income before tax due to the following:

	For the Year Ended December 31,
	2020	2021	2022
Statutory income tax rate	25.0%	25.0%	25.0%
Tax effect of preferential treatments	(2.5)%	(12.4)%	(39.5)%
Tax effect of tax-exempt entities	11.6%	34.0%	253.4%
Effect on tax rates in different tax jurisdiction	1.2%	2.1%	33.0%
Tax effect of permanent difference	(3.5)%	49.7%	151.9%
Tax effect of R&D deduction and others	(4.0)%	(21.2)%	(58.0)%
Change in valuation allowance	8.9%	68.8%	212.2%
Effect tax rates	36.7%	146.0%	578.0%

The changes of effective tax rate for the years ended December 31, 2020, 2021 and 2022 are primarily driven by the losses incurred by tax-exempt non-China operations, tax effect of permanent differences resulted from impairments of long-term equity investments, and increased valuation allowances established to offset deferred tax assets as it was considered more-likely-than-not that the amount of the deferred tax assets will not be realized.

The following table sets forth the effect of tax holiday related to China operations:

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB

	(in thousands, except for per share data)

Tax holiday effect	108,213	141,554	115,521
Basic net income per share effect	0.05	0.04	0.03
Diluted net income per share effect	0.05	0.04	0.03
Denominator for basic net income (loss) per share-weighted average ordinary shares outstanding	2,226,265	3,549,122	3,569,179
Denominator for diluted net income (loss) per share-weighted average ordinary shares outstanding	2,267,331	3,549,122	3,569,179

18. TAXATION (CONTINUED)

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to the deferred income tax assets and liabilities as of December 31, 2021 and 2022 are as follows:

	As of December 31,
	2021	2022
	RMB	RMB

	(in thousands)

Deferred tax assets
Net operating loss carrying forward	2,210,114	2,788,131
Asset impairment	730,959	688,855
Deferred rental cost	116,862	48,290
Unrealized profits	330,808	184,837
Accrual expense	556,900	417,462
Others	42,186	81,420
Less: Valuation Allowance	(2,892,268)	(3,310,975)
Deferred tax assets, net of valuation allowance	1,095,561	898,020

Deferred tax liability
Fair value change of certain investments	(40,556)	(45,559)
Intangible assets	(14,419)	(343,200)
Deferred revenue	(3,767)	(3,489)
Total deferred tax liability	(58,742)	(392,248)

The movements of the valuation allowance for the years ended December 31, 2020, 2021 and 2022 are as follows:

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB

	(in thousands)

Balance at the beginning of the year	(1,797,234)	(2,178,650)	(2,892,268)
Change of valuation allowance	(381,416)	(713,618)	(418,707)
Balance at the end of the year	(2,178,650)	(2,892,268)	(3,310,975)

A valuation allowance is provided against deferred tax assets when the Group determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. The statutory income tax rate of 25% or applicable preferential income tax rates were applied when calculating deferred tax assets.

18. TAXATION (CONTINUED)

As of December 31, 2020, 2021 and 2022, the Group had net operating loss carryforwards of approximately RMB6,347.1 million, RMB8,925.6 million and RMB11,545.8 million, respectively, which arose from the Group’s certain subsidiaries, VIEs and the VIEs’ subsidiaries established in the PRC. As of December 31, 2020, 2021 and 2022, deferred tax assets arose from net operating loss carryforwards amounted to RMB1,483.9 million, RMB2,210.1 million and RMB2,788.1 million respectively, out of which, RMB1,483.9 million, RMB2,153.5 million and RMB2,702.6 million deferred tax assets were offset by valuation allowance, respectively, as it was considered more-likely-than-not that the amount of the deferred tax assets will not be realized. The remaining deferred tax assets, net of valuation allowance arose from net operating loss carryforwards as of December 31, 2020, 2021 and 2022 amounted to nil, RMB56.6 million and RMB85.5 million, respectively, is expected to be utilized prior to expiration considering future taxable income for respective entities. As of December 31, 2022, the net operating loss carryforwards of RMB11,545.8 million will expire in the years ending December 31, 2023 through 2027, respectively, if not utilized.

The Group intends to indefinitely reinvest all the undistributed earnings of the VIEs and subsidiaries of the VIEs in China, and does not plan to have any of its PRC subsidiaries to distribute any dividend; therefore no withholding tax is expected to be incurred in the foreseeable future. Accordingly, no income tax is accrued on the undistributed earnings of the VIEs and subsidiaries of the VIEs as of December 31, 2020, 2021 and 2022. Although the Group’s certain PRC subsidiaries have generated accumulated earnings as of December 31, 2022, they have not paid any dividends in the past and currently have no plans to pay any dividends. These PRC subsidiaries plan to reinvest their profits into the PRC operations.

The Group does not intend to have any of its PRC subsidiaries or VIEs distribute any undistributed profit of such subsidiaries or VIEs to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested by such subsidiaries and VIEs for their PRC operations. As of December 31, 2022, the total number of undistributed profits from the PRC subsidiaries and VIEs for which no withholding tax had been accrued was RMB22,400 million, and the unrecognized tax liabilities were RMB2,240 million.

Withholding tax on undistributed dividends

The new CIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, property, etc., of a non-PRC company is located”. Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes.

The new CIT law also imposes a withholding income tax of 10% on dividends distributed by an VIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an VIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the VIE). The Group did not record any dividend withholding tax on the retained earnings of its FIEs in the PRC, as the Group intends to reinvest all earnings in China to further expand its business in China, and the VIEs do not intend to declare dividends on the retained earnings to their immediate foreign holding companies.